Exhibit 99.1

BUNKER HILL ANNOUNCES CLOSING OF $67 MILLION FINANCING PACKAGE

TORONTO, Canada, June 26, 2023 – Bunker Hill Mining Corp. (CSE: BNKR) (“Bunker Hill” or the “Company”) is pleased to announce the closing of the upsized and improved $67 million financing package with Sprott Private Resource Streaming & Royalty Corp. (“Sprott Streaming”), previously announced on May 23, 2023, including the $46 million multi-metals stream (the “Stream”) and $21 million debt facility (the “Debt Facility” and, together with the Stream, the “Financing Package”). All figures are in US dollars unless otherwise stated.

Sam Ash, CEO, stated “We are exceedingly pleased to announce the closing of our $67 million financing package with Sprott Streaming. This marks a breakthrough moment for Bunker Hill, backstopping completion of the mine restart, materially strengthening our balance sheet, and enabling full-scale recommencement of project activities. We look forward to updating investors on progress over the coming months.”

On June 23, 2023, all conditions were met for the closing of the Stream and Debt Facility, and $46 million was advanced to a subsidiary of the Company in connection with closing of the Stream, less $5 million for the repayment of a bridge loan (plus accrued interest) between the parties, partial repayment of a promissory note, and transaction costs.

The Company has elected not to draw any of the $21 million under the Debt Facility at this time, while it focuses on recommencing project restart activities and continues to evaluate non-dilutive financing opportunities that could be secured in lieu of drawing on the Debt Facility. The Debt Facility will be available for draw, at the Company’s election, for a period of two years, on the terms noted in the Company’s news release of May 23, 2023.

As planned, a series of related transactions also took place concurrently with closing of the Financing Package. Firstly, the royalty convertible debenture previously issued by the Company to Sprott Streaming was repaid by the Company granting a life of mine gross revenue royalty of 1.85% and 1.35% from certain primary and secondary claims comprising the Bunker Hill Mine. In addition, the maturity dates of the series 1 convertible debentures (the “CD1”) and the series 2 convertible debentures (the “CD2”) previously issued by the Company to Sprott Streaming were amended to March 31, 2026, when the full $6 million and $15 million, respectively, will become due.

With the funding of the Stream, the conditions have been met for a pre-negotiated $2 million increase in a payment bond with the U.S. Environmental Protection Agency (the “U.S. EPA”), which will release a further $2 million of cash to support project activities from the Company’s restricted cash balances. This is expected to occur in July 2023.

Further information regarding the terms of the Financing Package and the related transactions referenced herein can be found in the Company’s news release of May 23, 2023. The material terms of the Financing Package are unchanged from those previously announced.

RELATED PARTY TRANSACTION

The Stream and Debt Facility each constitute a “related party transaction” pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The directors of the Company, all of whom are considered independent pursuant to Part 7 of MI 61-101, have unanimously determined that the transactions comprising the Financing Package are advisable and in the best interests of the Company, and that the Stream and Debt Facility are exempt from the formal valuation and minority shareholder approval requirements of MI 61-101 pursuant to the “financial hardship” exemptions provided, respectively, under Section 5.5(g) and 5.7(1)(e) of MI 61-101.

ABOUT BUNKER HILL MINING CORP.

Under new Idaho-based leadership, Bunker Hill Mining Corp. intends to sustainably restart and develop the Bunker Hill Mine as the first step in consolidating a portfolio of North American mining assets with a focus on silver. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these forward-looking statements are based on information currently available to the Company, the Company provides no assurances that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this news release include, but are not limited to, statements about: the use of net proceeds from the Stream, including the adequacy of such funds to backstop completion of the mine restart and fully recommence project activities; Bunker Hill’s ability to raise capital through its project finance initiatives, including securing non-dilutive financing opportunities on acceptable terms, or at all, in lieu of drawing on the Debt Facility; the adequacy of Bunker Hill’s financial resources; the increase in the payment bond with the U.S. EPA, and the anticipated closing date thereof and economic benefits to the Company.

Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian Securities regulatory authorities, and the following: the Company’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR website (www.sedar.com) or through EDGAR on the SEC website (www.sec.gov), respectively.

For additional information contact:

David Wiens, CFA

CFO & Corporate Secretary

+1 208 370 3665

ir@bunkerhillmining.com